Exhibit 99.1

                             CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                            (dollars in thousands, except for per share data)

                                                     Twelve Months  Three Months   Three Months   Three Months   Three Months
                                                     -------------  ------------   ------------   ------------   ------------
                                                         Ended          Ended          Ended          Ended          Ended
                                                         -----          -----          -----          -----          -----
                                                      December 31,   December 31,  September 24,     June 25,       March 26,
                                                          2005           2005           2005           2005           2005

Total net sales                                      $    993,328   $    258,199   $    242,829   $    250,890   $    241,410
Cost of products sold and services provided               603,624        162,244        146,752        149,286        145,342
                                                     -------------  -------------  -------------  -------------  -------------
Gross margin                                              389,704         95,955         96,077        101,604         96,068
Selling, general and administrative                       157,999         40,485         37,407         41,070         39,037
Amortization of intangibles                                47,011         12,428         11,503         11,476         11,604
                                                     -------------  -------------  -------------  -------------  -------------
Operating income (loss)                                   184,694         43,042         47,167         49,058         45,427
Interest income (expense)                                 (20,629)        (5,665)        (3,868)        (4,806)        (6,290)
Other, net                                                   (177)           597           (522)          (598)           346
                                                     -------------  -------------  -------------  -------------  -------------
Income before income taxes and minority interests         163,888         37,974         42,777         43,654         39,483
Provision for income taxes                                 16,261        (18,965)        12,349         12,223         10,654
                                                     -------------  -------------  -------------  -------------  -------------
Income before minority interests                          147,627         56,939         30,428         31,431         28,829
Minority interests                                         (1,838)          (392)          (539)          (422)          (485)
                                                     -------------  -------------  -------------  -------------  -------------
Income from continuing operations                         145,789         56,547         29,889         31,009         28,344
Income (loss) from discontinued businesses, net
 of tax                                                    (3,790)        (6,129)         2,184            851           (696)
                                                     -------------  -------------  -------------  -------------  -------------
Net income (loss)                                    $    141,999   $     50,418   $     32,073   $     31,860   $     27,648
                                                     =============  =============  =============  =============  =============

Earnings (loss) per common share
  Basic:
  Continuing operations                              $       2.09   $       0.79   $       0.42   $       0.44   $       0.43
  Discontinued operations                            $      (0.05)  $      (0.09)  $       0.03   $       0.01   $      (0.01)
  Net income                                         $       2.04   $       0.70   $       0.45   $       0.46   $       0.42
  Diluted:
  Continuing operations                              $       2.02   $       0.77   $       0.41   $       0.43   $       0.41
  Discontinued operations                            $      (0.05)  $      (0.08)  $       0.03   $       0.01   $      (0.01)
  Net income                                         $       1.96   $       0.69   $       0.44   $       0.44   $       0.40

Weighted average number of common shares
 outstanding
  Basic                                                69,730,056     71,775,081     71,373,628     69,738,107     65,876,099
  Diluted                                              72,902,385     73,161,997     73,372,960     72,916,234     72,526,888

                                CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                               SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED)
                                            (dollars in thousands)

                                                     Twelve Months  Three Months   Three Months   Three Months   Three Months
                                                     -------------  ------------   ------------   ------------   ------------
                                                         Ended          Ended          Ended          Ended          Ended
                                                         -----          -----          -----          -----          -----
                                                      December 31,   December 31,  September 24,     June 25,       March 26,
                                                          2005           2005           2005           2005           2005
Research Models and Services
   Net sales                                         $    503,167   $    125,602   $    118,882   $    130,771   $    127,912
   Gross margin                                           215,534         51,254         49,984         57,729         56,567
   Gross margin as a % of net sales                          42.8%          40.8%          42.0%          44.1%          44.2%
   Operating income                                       159,756         37,685         36,713         43,050         42,308
   Operating income as a % of net sales                      31.8%          30.0%          30.9%          32.9%          33.1%
   Depreciation and amortization                           20,015          5,215          5,024          4,903          4,873
   Capital expenditures                                    24,558          7,183          5,583          6,478          5,314

Preclinical Services
   Net sales                                         $    490,161   $    132,597   $    123,947   $    120,119   $    113,498
   Gross margin                                           174,170         44,701         46,093         43,875         39,501
   Gross margin as a % of net sales                          35.5%          33.7%          37.2%          36.5%          34.8%
   Operating income                                        67,918         16,205         19,947         18,596         13,170
   Operating income as a % of net sales                      13.9%          12.2%          16.1%          15.5%          11.6%
   Depreciation and amortization                           67,920         17,689         16,510         16,472         17,249
   Capital expenditures                                    69,885         18,087         39,831          5,115          6,852


Unallocated Corporate Overhead                       $    (42,980)  $    (10,848)  $     (9,493)  $    (12,588)  $    (10,051)


Total
   Net sales                                         $    993,328   $    258,199   $    242,829   $    250,890   $    241,410
   Gross margin                                           389,704         95,955         96,077        101,604         96,068
   Gross margin as a % of net sales                          39.2%          37.2%          39.6%          40.5%          39.8%
   Operating income (loss)                                184,694         43,042         47,167         49,058         45,427
   Operating income as a % of net sales                      18.6%          16.7%          19.4%          19.6%          18.8%
   Depreciation and amortization                           87,935         22,904         21,534         21,375         22,122
   Capital expenditures                                    94,443         25,270         45,414         11,593         12,166

                                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                                       RECONCILIATION OF GAAP TO NON-GAAP
                               SELECTED BUSINESS SEGMENT INFORMATION (UNAUDITED)
                                           (dollars in thousands)

                                                     Twelve Months  Three Months   Three Months   Three Months   Three Months
                                                     -------------  ------------   ------------   ------------   ------------
                                                         Ended          Ended          Ended          Ended          Ended
                                                         -----          -----          -----          -----          -----
                                                      December 31,   December 31,  September 24,     June 25,       March 26,
                                                          2005           2005           2005           2005           2005
Research Models and Services
   Net sales                                         $    503,167   $    125,602   $    118,882   $    130,771   $    127,912
   Operating income                                       159,756         37,685         36,713         43,050         42,308
   Operating income as a % of net sales                      31.8%          30.0%          30.9%          32.9%          33.1%
   Add back:
     Severance                                                365            365              -
                                                                -              -              -              -              -
                                                     -------------  -------------  -------------  -------------  -------------
   Operating income, excluding specified charges
    (Non-GAAP)                                            160,121         38,050         36,713         43,050         42,308
   Non-GAAP operating income as a % of net sales             31.8%          30.3%          30.9%          32.9%          33.1%

Preclinical Services
   Net sales                                         $    490,161   $    132,597   $    123,947   $    120,119   $    113,498
   Operating income                                        67,918         16,205         19,947         18,596         13,170
   Operating income as a % of net sales                      13.9%          12.2%          16.1%          15.5%          11.6%
   Add back:
     Amortization related to acquisition                   43,665         11,599         10,673         10,610         10,783
                                                                -              -              -              -              -
                                                     -------------  -------------  -------------  -------------  -------------
   Operating income, excluding specified charges
    (Non-GAAP)                                            111,583         27,804         30,620         29,206         23,953
   Non-GAAP operating income as a % of net sales             22.8%          21.0%          24.7%          24.3%          21.1%


Unallocated Corporate Overhead                       $    (42,980)  $    (10,848)   $    (9,493)  $    (12,588)  $    (10,051)
   Add back:
     Stock-based compensation related to
      acquisition                                           6,369            608          1,085          2,285          2,391
     Acceleration of stock options                          1,556          1,556
     Repatriation                                           1,305          1,305              -              -              -
                                                     -------------  -------------  -------------  -------------  -------------
   Unallocated corporate overhead, excluding
    specified charges (Non-GAAP)                          (33,750)        (7,379)        (8,408)       (10,303)        (7,660)


Total
   Net sales                                         $    993,328   $    258,199   $    242,829   $    250,890   $    241,410
   Operating income                                       184,694         43,042         47,167         49,058         45,427
   Operating income as a % of net sales                      18.6%          16.7%          19.4%          19.6%          18.8%
   Add back:
     Amortization related to acquisition                   43,665         11,599         10,673         10,610         10,783
     Stock-based compensation related to
      acquisition                                           6,369            608          1,085          2,285          2,391
     Acceleration of stock options                          1,556          1,556
     Repatriation                                           1,305          1,305
     Severance                                                365            365              -              -              -
                                                     -------------  -------------  -------------  -------------  -------------
   Operating income, excluding specified charges
    (Non-GAAP)                                            237,954         58,475         58,925         61,953         58,601
   Non-GAAP operating income as a % of net sales             24.0%          22.6%          24.3%          24.7%          24.3%


     Charles River management believes that non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the Company's performance. The non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

                               CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                            RECONCILIATION OF GAAP EARNINGS TO NON-GAAP EARNINGS
                              (dollars in thousands, except for per share data)

                                                     Twelve Months  Three Months   Three Months   Three Months   Three Months
                                                     -------------  ------------   ------------   ------------   ------------
                                                         Ended          Ended          Ended          Ended          Ended
                                                         -----          -----          -----          -----          -----
                                                      December 31,   December 31,  September 24,     June 25,       March 26,
                                                          2005           2005           2005           2005           2005

Net income (loss)                                    $    141,999   $     50,418   $     32,073   $     31,860   $     27,648
Less:  Discontinued operations                              3,790          6,129         (2,184)          (851)           696
                                                     -------------  -------------  -------------  -------------  -------------
Net income from continuing operations                     145,789         56,547         29,889         31,009         28,344
Add back:
   Amortization related to acquisition                     43,665         11,599         10,673         10,610         10,783
   Stock-based compensation related to acquisition          6,369            608          1,085          2,285          2,391
   Acceleration of stock options                            1,556          1,556                                            -
   Repatriation                                             1,305          1,305                                            -
   Severance                                                  365            365                                            -
   Deferred financing cost                                  2,155          2,155
   Deferred tax reversal                                  (28,271)       (28,271)
   Tax effect                                             (17,603)        (5,912)        (3,627)        (3,988)        (4,076)
                                                     -------------  -------------  -------------  -------------  -------------
Net income from continuing operations, excluding
 specified charges (Non-GAAP)                        $    155,330   $     39,952   $     38,020   $     39,916   $     37,442
                                                     =============  =============  =============  =============  =============

Calculation of earnings per common share, excluding
 specified charges (Non-GAAP):
Net income for purposes of calculating earnings per
 share, excluding specified charges (Non-GAAP)       $    155,330   $     39,952   $     38,020   $     39,916   $     37,442
After-tax equivalent interest expense on 3.5%
 senior convertible debentures                              1,208              -              -            295          1,168
                                                     -------------  -------------  -------------  -------------  -------------
Income for purposes of calculating diluted earnings
 per share, excluding specified charges (Non-GAAP)   $    156,538   $     39,952   $     38,020   $     40,211   $     38,610
                                                     =============  =============  =============  =============  =============

Weighted average shares outstanding - Basic            69,730,056     71,775,081     71,373,628     69,738,107     65,876,099
Effect of dilutive securities:
   3.5% senior convertible debentures                   1,462,474              -              -      1,202,939      4,759,455
   Stock options and contingently issued restricted
    stock                                               1,424,740      1,241,411      1,677,113      1,633,092      1,550,175
   Warrants                                               285,115        145,505        322,219        342,096        341,159
                                                     -------------  -------------  -------------  -------------  -------------
Weighted average shares outstanding - Diluted          72,902,385     73,161,997     73,372,960     72,916,234     72,526,888
                                                     =============  =============  =============  =============  =============

Basic earnings (loss) per share                      $       2.04   $       0.70   $       0.45   $       0.46   $       0.42
Diluted earnings (loss) per share                    $       1.96   $       0.69   $       0.44   $       0.44   $       0.40

Basic earnings per share, excluding specified
 charges (Non-GAAP)                                  $       2.23   $       0.56   $       0.53   $       0.57   $       0.57
Diluted earnings per share, excluding specified
 charges (Non-GAAP)                                  $       2.15   $       0.55   $       0.52   $       0.55   $       0.53


     Charles River management believes that non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the Company's performance. The non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.